                                                                    Exhibit 99.7

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following JPMorgan Chase & Co. Registration Statements of our report dated January 28, 2008 (April 11, 2008 as to Note 23), relating to the consolidated financial statements of The Bear Stearns Companies Inc. (the "Company") as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007 and our report dated January 28, 2008 (April 11, 2008 as to Note 4), relating to the financial statement schedule of the Company as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007 (which reports express an unqualified opinion and include explanatory paragraphs referring to (1) substantial doubt about the Company's ability to continue as a going concern, and (2) the adoption of Statement of Financial Accounting Standards ("SFAS") No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements), both appearing as exhibits to the JPMorgan Chase & Co.'s Current Report on Form 8-K filed on
April 16, 2008.

     Filed on Form S-3:                               Filed on Form S-8:
         Registration Statement No. 333-14959           Registration Statement No. 033-54547
         Registration Statement No. 333-19719           Registration Statement No. 333-31634
         Registration Statement No. 333-22437           Registration Statement No. 333-31666
         Registration Statement No. 333-37567           Registration Statement No. 333-47350
         Registration Statement No. 333-42807           Registration Statement No. 333-64476
         Registration Statement No. 333-52826           Registration Statement No. 333-73119
         Registration Statement No. 333-68500           Registration Statement No. 333-92217
         Registration Statement No. 333-116771          Registration Statement No. 333-112967
         Registration Statement No. 333-116773          Registration Statement No. 333-125827
         Registration Statement No. 333-116775          Registration Statement No. 333-142109
         Registration Statement No. 333-116822          Registration Statement No. 333-145108
         Registration Statement No. 333-117770
         Registration Statement No. 333-117775
         Registration Statement No. 333-117785
         Registration Statement No. 333-126750
         Registration Statement No. 333-128506
         Registration Statement No. 333-130051
         Registration Statement No. 333-146220

/s/ Deloitte & Touche LLP
New York, New York
May 2, 2008